UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 21, 2026, Vireo Growth Inc. (“Vireo” or the “Company”), completed the previously announced acquisition of all of the issued and outstanding common shares (the “C21 Shares”) of C21 Investments Inc. (“C21”), pursuant to the arrangement agreement dated June 14, 2026, by and between Vireo and C21 (the “Arrangement Agreement”) (such acquisition, the “Transaction”). The Transaction was effected by way of a court-approved statutory plan of arrangement (the “Plan of Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia).

Pursuant to the Plan of Arrangement, all outstanding subordinate voting shares of C21 were first converted into C21 Shares. Thereafter, each holder of C21 Shares received 0.023052 of a subordinate voting share of the Company (each whole share, a “Vireo Share”) for each C21 Share held. In the aggregate, the Company issued 2,766,409 Vireo Shares as consideration in connection with the Transaction.

The special meeting of C21 shareholders was held on August 7, 2026, at which meeting C21 shareholders approved the Plan of Arrangement. The Supreme Court of British Columbia granted the final order approving the Plan of Arrangement. All required regulatory approvals, including applicable cannabis regulatory approvals, were obtained prior to closing.

As a result of the completion of the Transaction, C21 became a wholly owned subsidiary of Vireo. The C21 Shares were delisted from the Canadian Securities Exchange and ceased to be quoted on the OTCQX Market on August 21, 2026. C21 intends to apply to cease to be a reporting issuer under applicable Canadian securities laws, deregister the C21 Shares under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and terminate its public reporting obligations.

The Arrangement Agreement was previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2026 (the “Prior 8-K”). The Arrangement Agreement (including the Plan of Arrangement attached as Schedule A thereto) was filed as Exhibit 2.1 to the Prior 8-K. The description of the Arrangement Agreement and the Plan of Arrangement set forth in the Prior 8-K is incorporated herein by reference.

The Vireo Shares issued by the Company to the shareholders of C21 pursuant to the Arrangement Agreement and the Plan of Arrangement were issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(10) thereof.

The foregoing description of the Transaction, the Arrangement Agreement, and the Plan of Arrangement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full texts of the Arrangement Agreement and Plan of Arrangement, which are filed as Exhibit 2.1 to the Prior 8-K and incorporated herein by reference.

Copies of the Arrangement Agreement and the Plan of Arrangement have been filed to provide shareholders with information regarding their terms and conditions and are not intended to provide any factual information about the Company or C21. The representations, warranties and covenants contained in the Arrangement Agreement and the Plan of Arrangement have been made solely for the benefit of the parties to the Arrangement Agreement and the Plan of Arrangement, and are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather as a way of allocating the risk between the parties to the Arrangement Agreement and the Plan of Arrangement in the event the statements therein prove to be inaccurate. Statements made in the Arrangement Agreement and the Plan of Arrangement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Arrangement Agreement and the Plan of Arrangement, which disclosures are not reflected in the Arrangement Agreement and the Plan of Arrangement. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or C21. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement and the Plan of Arrangement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K related to the Vireo Shares issued in connection with the Transaction is incorporated herein by reference, to the extent required herein. The Vireo Shares were issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof.

Item 7.01.	Regulation FD Disclosure

On August 21, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Arrangement Agreement, dated June 14, 2026, by and between Vireo Growth Inc. and C21 Investments Inc. (including the Plan of Arrangement attached as Schedule A thereto) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2026)
99.1*	Press Release, dated as of August 21, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

Date: August 26, 2026	By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer